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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

    We hereby consent to the use in the Prospectus constituting part of this Registration Statement on Form S-1 of our report dated October 31, 1997 relating to the financial statements of WorldCom--San Antonio (as defined), which appears in such Prospectus.

PRICE WATERHOUSE LLP
Dallas, Texas
May 1, 1998